OTHER ASSETS	12 Months Ended
Dec. 31, 2020
OTHER ASSETS
OTHER ASSETS

10)  OTHER ASSETS

	12.31.20	12.31.19
Surplus from post-employment benefit plans (Note 30) (1)	165,062	220,939
Receivables from suppliers	209,908	167,540
Advances to employees and suppliers	117,033	73,849
Related-party receivables (Note 28)	72,835	64,966
Goods for sale (2)	—	76,912
Other amounts receivable (3)	27,765	14,123
Total	592,603	618,329

Current	408,349	382,591
Non-current	184,254	235,738
(1)	On December 31, 2020 and 2019, includes R$158,959 and R$209,347, respectively, referring to the distribution of the PBS-A surplus
(2)

Refers to the balance of property, plant and equipment available for sale, resulting from the contract entered into by the Company on November 28, 2019, for the sale of 1,909 structures (rooftops and towers) owned by the Company to Telxius Torres Brasil Ltda. (Note 12). On February 7, 2020, this transaction was concluded for a total amount of R$641 million, after the fulfillment of all suspensive conditions common to this type of transaction, including the approval of the Transaction by the Administrative Council for Economic Defense ("CADE").

(3)

On December 31, 2020 and 2019, includes R$12,122 and R$10,226, respectively, from a subletting agreement in the Curitiba Data Center, for a period of 22 years and of structures (towers and rooftops) for a period of 10 years (this occurred in the 1st quarter of 2020). There are no unsecured residual amounts that result in lessor benefits and no contingent payments recognized as income during the period years.